SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                   )

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☑	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12
Foundry Networks, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Foundry Networks, Inc.
Notice of Annual Meeting of Stockholders
To Be Held June 16, 2006
       On Friday, June 16, 2006, Foundry Networks, Inc., a Delaware corporation (the “Company”), will hold its Annual Meeting of Stockholders at the Hyatt Regency Santa Clara Hotel, located at 5101 Great America Parkway, Santa Clara, CA 95054. The meeting will begin at 10:00 a.m. local time.
      Only stockholders who owned stock at the close of business on April 17, 2006 can vote at this meeting or any adjournment that may take place. At the meeting we will:

•	Elect a Board of Directors to serve until the next Annual Meeting.

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

•	Approve the 2006 Stock Incentive Plan.

•	Transact any other business properly brought before the Meeting or any adjournments or postponements thereof.
      You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.
      Our Board of Directors recommends that you vote in favor of all three proposals outlined in this Proxy Statement.
      We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.
      At the meeting, we will also report on our business results and other matters of interest to stockholders.

By Order of the Board of Directors,

Timothy D. Heffner
Vice President, Finance and Administration
and Chief Financial Officer
Santa Clara, CA
May 10, 2006
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT YOUR PROXY CARD.

Foundry Networks, Inc.
4980 Great America Parkway
Santa Clara, CA 94054
(408) 207-1700
PROXY STATEMENT
FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2006
       Our Board of Directors is soliciting proxies for the 2006 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
      The Board set April 17, 2006 as the record date for the meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. Stockholders do not have cumulative voting rights. Stockholders who hold shares of the Company in “street name” may vote at the meeting only if they hold a valid proxy from their broker. 144,707,786 shares of common stock were outstanding on the record date.
      Voting materials, which include this Proxy Statement, a proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2005, will be mailed to stockholders on or about May 10, 2006.
      In this Proxy Statement:

•	“We,” “us,” “our” and the “Company” refer to Foundry Networks, Inc.

•	“Annual Meeting” or “Meeting” means our 2006 Annual Meeting of Stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission
      We have summarized below important information with respect to the Annual Meeting.
Time and Place of the Annual Meeting
      The Annual Meeting is being held on Friday, June 16, 2006 at 10:00 a.m. local time at the Hyatt Regency Santa Clara Hotel, located at 5101 Great America Parkway, Santa Clara, CA 95054.
      All stockholders who owned shares of our stock as of April 17, 2006, the record date, may attend the Annual Meeting.
Purpose of the Proxy Statement and Proxy Card
      You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 17, 2006, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.
      When you sign the proxy card, you appoint Bobby R. Johnson, Jr., Chief Executive Officer, and Timothy D. Heffner, Chief Financial Officer, as your representatives at the meeting. Bobby R. Johnson, Jr. and Timothy D. Heffner will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

Proposals To Be Voted On At This Year’s Annual Meeting
      You are being asked to vote on:

•	The election of directors to serve on our Board of Directors.

•	The ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

•	The approval of the 2006 Stock Incentive Plan.
      The Board of Directors recommends a vote FOR each proposal.
Voting Procedure

You may vote by mail
      To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the meeting.
      We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in “street name,” you must request a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in “street name” and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

You may change your mind after you have returned your proxy.
      If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the meeting. You may do this by:

•	signing another proxy with a later date, or

•	voting in person at the Annual Meeting.
Multiple Proxy Cards
      If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.
Quorum Requirement
      Shares are counted as present at the meeting if the stockholder either:

•	is present and votes in person at the meeting, or

•	has properly submitted a proxy card.
A majority of our outstanding shares as of the record date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy; Broker Non-Votes
      If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.
      Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”
      Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.
      We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.
Effect of Abstentions
      Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.
Required Vote
      Assuming a quorum is present, the five (5) nominees receiving the highest number of yes votes will be elected as directors. The ratification of the independent registered public accounting firm and the approval of the 2006 Stock Incentive Plan will each require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.
Vote Solicitation; Use of Outside Solicitors
      Foundry Networks, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials. In addition, we may retain the services of a proxy solicitor to assist us in the solicitation of votes described above.
Voting Procedures
      Votes cast by proxy or in person at the Annual Meeting will be tabulated by Timothy D. Heffner, our Chief Financial Officer, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.
      The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the

Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.
      We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.
Publication of Voting Results
      We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2006, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (408) 207-1399 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.
Other Business
      We do not know of any business to be considered at the 2006 Annual Meeting other than the proposals described in this proxy statement. If any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Bobby R. Johnson, Jr. and Timothy D. Heffner to vote on such matters at their discretion.
Stockholder Proposals For 2007 Annual Meeting
      The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, this advance notice must be received not earlier than ninety (90) and not later than sixty (60) days prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder and such beneficial owner.
      A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.
      Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2007 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company, Attn: Stock Administration, Foundry Networks, 4980 Great America Parkway, Santa Clara, CA 95054, on or before January 10, 2007. In addition, if the Company is not notified earlier than March 18, 2007 and not later than April 17, 2007 of a proposal to be brought before the 2007 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
      We have nominated five (5) candidates for election to the Board this year. Detailed information on each of the nominees is provided below.
      All directors are elected annually and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substitute candidate. Each nominee listed has consented to serve as a director.
Vote Required
      If a quorum is present, the five (5) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the five (5) nominees. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed below are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders. Proxies will not be voted for a greater number of persons than the number of nominees named below.
Nominees for the Board of Directors
      The names of the nominees, their ages as of April 17, 2006, and certain other information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since

Bobby R. Johnson, Jr.	49	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1996
Alfred J. Amoroso(2)(3)(4)	56	President, Chief Executive Officer and director of Macrovision Corporation	2000
C. Nicholas Keating, Jr.(1)(2)(3)(4)	64	President, Chief Executive Officer and Director of Network Equipment Technologies, Inc.	2000
J. Steven Young(1)(3)	44	Managing Partner of Sorenson Capital	2000
Alan L. Earhart(2)(3)(4)	62	Retired Partner, PricewaterhouseCoopers LLP	2003

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of Nominating Committee.

(4)	Member of Qualified Legal Compliance Committee.
      There are no family relationships among any of the directors or executive officers of the Company.
      Bobby R. Johnson, Jr. co-founded Foundry and has served as President, Chief Executive Officer and Chairman of the Board of Directors since Foundry’s inception in May 1996. From August 1993 to October 1995, Mr. Johnson co-founded and served as President, Chief Executive Officer and Chairman of the Board of Directors of Centillion Networks, Inc., a provider of local area network switches. From September 1991 to February 1993, Mr. Johnson was Vice President and General Manager of Internetworking Hardware for Network Equipment Technologies, Inc., a wide area networking company. Mr. Johnson holds a B.S. with honors from North Carolina State University.

      Alfred J. Amoroso has served as a member of the Board of Directors of Foundry since October 2000. Since July 2005, Mr. Amoroso serves as the President, Chief Executive Officer and director of Macrovision Corporation. From September 2004 to July 2005, Mr. Amoroso was an advisor to Warburg Pincus. From July 2002 to August 2004, Mr. Amoroso served as the President, Chief Executive Officer and Vice Chairman of Meta Group, an information technology research and advisory firm. From October 1999 until its merger with IBM in January 2002, Mr. Amoroso served as President, Chief Executive Officer and a director of CrossWorlds Software, Inc. From November 1993 to November 1999, Mr. Amoroso served in a number of general management positions with IBM and served on the Management Committee of the company for a period of time. Before joining IBM, Mr. Amoroso held various positions at Price Waterhouse, now PricewaterhouseCoopers, from 1985 to 1993, including lead technology partner and partner in charge of the worldwide insurance consulting practice. He joined Price Waterhouse upon the sale of his consulting company to them in 1985. Mr. Amoroso holds a B.S. in systems engineering and M.S. in operations research from Polytechnic Institute of Brooklyn.
      C. Nicholas Keating, Jr. has served as a member of the Board of Directors of Foundry since October 2000 and has been a director of Network Equipment Technologies, Inc. (NET), a wide area networking company, since November 2001. In July 2005, he was appointed President and Chief Executive Officer of NET. From July 2000 to April 2005, he served as a member of the Board of Directors of IP Infusion Inc., an Internet protocol software development company. From October 2000 to February 2004, Mr. Keating was the President and Chief Executive Officer of IP Infusion Inc. From February 1999 to January 2001, he was President and Chief Executive Officer of US Search.com Inc., a Web-based supplier of information products and services. From January 1994 to February 1999, he was a business advisor to a number of companies in the networking, software and semiconductor industries. From May 1987 until December 1993, Mr. Keating served as Vice-President of Network Equipment Technologies. In addition to Network Equipment Technologies, Mr. Keating also serves as a director of Seclarity, Inc. and Bay Microsystems, Inc. Mr. Keating holds a B.A. and M.A. from American University and was a Fulbright Scholar.
      J. Steven Young has served as a member of the Board of Directors of Foundry since October 2000. Mr. Young is a co-founder of Sorenson Capital, a private equity firm, and has served as its Managing Partner since its inception in February 2003. From February 1999 to January 2003, Mr. Young co-founded and served as the Chairman of the Board of Directors of Found, Inc., an e-infrastructure technology solution provider. Mr. Young currently serves as a director of Nutraceutical International Corporation and also serves as a member of the boards of directors of a number of private companies. From May 1987 to June 2000, Mr. Young was the quarterback of the San Francisco 49ers. Mr. Young holds a B.S and J.D. from Brigham Young University.
      Alan L. Earhart has served as a member of the Board of Directors of Foundry since August 2003 and has been a retired partner of PricewaterhouseCoopers LLP since 2001. From 1970 to 2001, Mr. Earhart held a variety of positions with Coopers & Lybrand and its successor entity, PricewaterhouseCoopers LLP, an accounting and consulting firm, including most recently as the Managing Partner for PricewaterhouseCoopers’ Silicon Valley office. Mr. Earhart also serves on the Board of Directors of Quantum Corporation, Monolithic Power Systems, Inc. and Network Appliance, Inc. Mr. Earhart holds a B.S. in accounting from the University of Oregon.
DIRECTOR NOMINATION
      Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.
      Stockholder Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for director, provided such proposals meet the requirements described herein and in our Bylaws. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee. Any such nominations should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2007 Annual Meeting” above.
      Process for Identifying and Evaluating Nominees. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.
      The Nominating Committee will use a similar process to evaluate nominees recommended by stockholders. However, to date, the Company has not received a stockholder proposal to nominate a director.
      Board Nominees for the 2006 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election. However, Mr. Ludwick notified the Company on March 7, 2006 of his intention not to stand for re-election to the Board of Directors at the Company’s 2006 Annual Meeting of Stockholders. Because there are fewer nominees named than the number fixed by the Bylaws for the size of the Board, which is seven (7), there will be two (2) vacancies on the Board after the Annual Meeting.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
      During the last fiscal year (the period from January 1, 2005 through December 31, 2005), the Board met nine (9) times. Each director attended at least 75% of all Board and applicable committee meetings during this time.
      The Board has determined that the following directors are “independent” under current Nasdaq rules: Messrs. Ludwick, Keating, Amoroso, Young and Earhart.
      The Board has a Compensation Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Nominating Committee.
      Compensation Committee. Messrs. Keating, Ludwick and Young are members of the Compensation Committee, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Compensation Committee held six (6) meetings during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 1996 Stock Plan (the “1996 Plan”), 1999 Employee Stock Purchase Plan (the “ESPP”), 1999 Directors’ Stock Option Plan (the “Directors Plan”) and the 2000 Non-Executive Stock Option Plan (the “2000 Plan”).
      Audit Committee. Messrs. Ludwick, Keating, Amoroso and Earhart are members of the Audit Committee. The Board has determined that Mr. Earhart qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee held nine (9) meetings during the last fiscal year. The Board has determined that each of the Audit Committee members is an independent director under the rules of the Nasdaq Stock Market. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and approving the compensation of the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accounting firm. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this Proxy Statement.
      Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee currently consists of Messrs. Ludwick, Keating, Amoroso and Earhart, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Qualified Legal Compliance Committee was formed in January 2004 and did not hold any meetings during the last fiscal year. The Company did not have such a committee prior to such time. The Qualified Legal Compliance Committee’s responsibilities include making such examinations as are necessary to investigate attorney reports of certain material violations. The Qualified Legal Compliance Committee operates under written procedures adopted by the Board of Directors.
      Nominating Committee. The Nominating Committee currently consists of Messrs. Ludwick, Keating, Amoroso, Young and Earhart, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee was formed in April 2004. The Company did not have a nominating committee prior to such time. The Nominating Committee met one (1) time during the last fiscal year. The Nominating Committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors. The Nominating Committee operates under a written charter adopted by the Board of Directors, which was attached as Appendix A to the Company’s 2004 Proxy Statement.
DIRECTOR COMPENSATION
      At a Board of Directors meeting held July 21, 2003, the Board resolved that each non-employee member of the Board would be paid an annual cash retainer of $30,000, payable in four equal quarterly installments. The Board also resolved that the non-employee Director who served as the Chairman of the Audit Committee would be paid an additional annual cash retainer of $10,000, payable in four equal quarterly installments. Directors are also reimbursed for reasonable and customary travel expenses.
      The Directors Plan, which took effect upon the closing of the Company’s initial public offering in October 1999, provides that each person who becomes a non-employee director of the Company will be granted a nonstatutory stock option to purchase 225,000 shares of common stock on the date on which the optionee first becomes a non-employee director of the Company. Thereafter, on the date of each annual meeting of the Company’s stockholders at which a director is elected, each such non-employee director shall be granted an option to purchase 60,000 shares of common stock if, on such date, he or she shall have served on the Company’s Board for at least six months. The Directors Plan provides that stock options granted under it will vest and become exercisable as to 25% of the shares subject to the options on the first anniversary of the date of grant of the options and as to 1/48th of the shares subject to the option on each monthly anniversary of the date of grant of the option thereafter, provided that they will vest and become exercisable in full immediately prior to a transaction which constitutes a “Change of Control,” defined as a sale of all or substantially all of the

Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction. Options granted under the Directors Plan have a term of ten years. In connection with the Company’s 2002 Annual Meeting, on June 14, 2002, the stockholders of the Company approved an increase of the total number of shares of common stock reserved for issuance from 1,350,000 shares to 3,350,000 shares.
      Each of the current non-employee directors of Foundry has served for more than six months at the time of the Annual Meeting, so each will receive an option to purchase 60,000 shares of the Company’s common stock under the Directors Plan if they are re-elected to the Board at the Annual Meeting. Because Mr. Ludwick is not standing for re-election at the Annual Meeting, he will not be eligible to receive such option to purchase 60,000 shares of the Company’s common stock under the Directors Plan.
      In connection with the Company’s 2005 Annual Meeting on June 28, 2005, each of Messrs. Ludwick, Keating, Amoroso, Young and Earhart were automatically granted an option to purchase 60,000 shares of Company common stock at an exercise price of $8.72 per share, the then fair market value of the common stock based on the closing price of the Company’s common stock as listed on the Nasdaq National Market on that date.
      Employee directors receive no additional compensation for serving on the Board of Directors.
COMMUNICATIONS WITH DIRECTORS
      Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Investor Relations, Foundry Networks, 4980 Great America Parkway, Santa Clara, CA 95054 or by sending an e-mail to ir@foundrynet.com or by calling the Investor Relations department at (408) 207-1399. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors will be referred to members of the Nominating Committee.
      The Company has a policy of encouraging all directors to attend the annual stockholder meetings. Four of our directors attended the 2005 annual meeting.
Recommendation of the Board:
THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
      The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm. Ernst & Young LLP has audited our financial statements since June 2002. In the event that ratification of this selection of accountants is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Audit Committee will review its future selection of auditors.
      A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Recommendation of the Board:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL NO. 3
APPROVAL OF THE 2006 STOCK INCENTIVE PLAN
      At the Annual Meeting, stockholders are being asked to approve the Foundry Networks, Inc. 2006 Stock Incentive Plan (the “New Stock Plan”). If adopted, the New Stock Plan will replace the Company’s existing 1996 Stock Plan and no further grants will be made under the 1996 Stock Plan after the date of the Annual Meeting. The purpose of the New Stock Plan is to promote the long-term success of the Company and the creation of stockholder value by offering key service providers the opportunity to share in such long-term success by acquiring a proprietary interest in the Company.
      The following is a summary of the principal features of the New Stock Plan. This summary, however, does not purport to be a complete description of all of the provisions of the New Stock Plan. It is qualified in its entirety by reference to the full text of the New Stock Plan. A copy of the New Stock Plan is attached hereto as Appendix B to this Proxy Statement, and the forms of Stock Option Agreement, Stock Unit Agreement, Stock Grant Agreement and Stock Appreciation Right Agreement are attached hereto as Appendix C, D, E and F, respectively.
General
      The Company’s 1996 Stock Plan, which is the primary vehicle for granting equity incentives to the Company’s employees, will expire by its terms on July 9, 2006. However, if the New Stock Plan is approved at the Annual Meeting, the 1996 Stock Plan will expire at the Annual Meeting. The Company’s other existing stock plans include the 2000 Non-Executive Stock Option Plan which allows for the grant of stock options to the Company’s consultants and employees below the officer level and the 1999 Directors’ Stock Option Plan which provides for the automatic grant of stock options to the Company’s non-employee directors (the “Other Company Stock Plans”).
      In light of recent changes in the accounting treatment of various equity incentives, the possibility of future accounting and/or tax changes, and stockholder dilution concerns, the Company believes that it is advantageous for it to have maximum flexibility in the fashioning of future equity compensation. The New Stock Plan will give the Company the flexibility to responsibly address these issues by utilizing stock options, restricted stock, stock units, and stock appreciation rights. The New Stock Plan was developed in consultation with corporate governance and compensation experts and contains a number of provisions that have been indentified as important compensation and corporate governance best practices, including:

•	The New Stock Plan will have approximately a 3 and 1/2 -year term with a fixed number of shares authorized for issuance. It is not an “evergreen” plan.

•	A total of 26,000,000 shares of the Company’s common stock will be available under the New Stock Plan, which is approximately 17.97% of the Company’s total outstanding shares (when combined with the Other Company Stock Plans (not including the 1996 Stock Plan), this is equal to approximately 18.82% of the Company’s total outstanding shares). When divided by the 3 and 1/2 -year term of the plan, this yields an average of 5.13% of the Company’s total outstanding shares per year.

•	The number of shares of the Company’s common stock available for issuance under the New Stock Plan will be reduced by 1 share for every 1 share issued pursuant to a stock option or stock appreciation right and by 2.3 shares for every 1 share issued as restricted stock or pursuant to a restricted stock unit. This means that the maximum number of shares of the Company’s common stock that could be issued as restricted stock and pursuant to restricted stock units is 11,304,347 shares (this assumes that all of the shares available under the New Stock Plan are issued as restricted stock or pursuant to restricted stock units).

•	Stock options and stock appreciation rights must be granted with an exercise price of not less than 100% of the fair market value on the date of grant.

•	Repricing of stock options and stock appreciation rights will be prohibited unless stockholder approval is obtained.

•	The ability to automatically receive replacement stock options when a stock option is exercised with previously acquired shares of Company common stock or so-called “stock option reloading” is not permitted.
      The New Stock Plan was approved by the Board of Directors on April 28, 2006. The New Stock Plan will become effective upon its approval by the stockholders at the Annual Meeting.
      All awards are made at the discretion of the New Stock Plan administrator. Therefore, the benefits and amounts that will be received or allocated under the New Stock Plan are not determinable.
      As of April 17, 2006, the fair market value of a share of Company common stock was $16.87.
Share Reserve
      The aggregate number of shares of Company common stock that will be available for issuance under the New Stock Plan is 26,000,000 shares. Shares of Company common stock issued as restricted stock or pursuant to restricted stock units under the New stock Plan will count against this aggregate share limit as 2.3 shares for every 1 share issued in connection with the award. For example, if 100 shares are issued pursuant to a restricted stock unit granted under the New Stock Plan, the number of shares available for issuance under the New Stock Plan will be reduced by 230 shares. The maximum aggregate number of shares of Company common stock that will be available for issuance pursuant to restricted stock and restricted stock units under the New Stock Plan at any time can be determined by dividing the number of shares then available for issuance under the New Stock Plan divided by 2.3 (if all shares under the New Stock Plan were issued pursuant to restricted stock or restricted stock units, the maximum number of shares that could be issued under the New Stock Plan is 11,304,347 shares).
      Under the New Stock Plan, no recipient may be awarded any of the following during any fiscal year: (i) stock options covering in excess of 3,000,000 shares; (ii) restricted stock and stock units covering in excess of 1,500,000 shares; or (iii) stock appreciation rights covering more than 3,000,000 shares.
      Another best practice adopted by the Company, assuming approval of the New Stock Plan, is that the Company commits to its stockholders that for fiscal years 2006, 2007 and 2008, the Company’s 3-year average burn rate will not exceed 6.11%, which is the mean burn rate plus one standard deviation for the Company’s applicable GICS industry group for the 2006 proxy season as published by Institutional Shareholder Services. The Company’s average burn rate for this 3-year period will equal the average of the burn rates for each of the 3 years, computed for each year as the number of shares of Company common stock granted pursuant to stock options, restricted stock, restricted stock units, stock appreciation rights or other stock awards for the year, whether granted under the New Stock Plan, any of the Company’s Other Plans, or any other plan divided by the total number of shares of Company common stock that is outstanding at the end of each such year. For purposes of calculating the number of shares of Company common stock granted in a year, each share of restricted stock and each share granted pursuant to a restricted stock unit will count as: (i) 1.5 shares if the Company’s annual stock price volatility is 53% or higher; (ii) 2 shares if the Company’s annual stock price volatility is between 25% and 52%; and (iii) 4 shares if the Company’s annual stock price volatility is less than 25%. Any awards that by their terms must be settled only in cash will not be counted for this purpose. Also, any awards assumed in connection with any future acquisitions will also not be counted for this purpose.
      If awards under the New Stock Plan are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the New Stock Plan. Stock appreciation rights will be counted in full against the number of shares available for issuance under the New Stock Plan, regardless of the number of shares issued upon settlement of the stock appreciation rights.
      In the event of a subdivision of the outstanding shares, a stock split or reverse stock split, a recapitalization, reorganization, merger, liquidation, spin-off, exchange of shares or a similar occurrence, the New Stock Plan administrator will, in its discretion, make appropriate adjustments to the number of shares and kind of shares or securities issuable under the New Stock Plan (on both an aggregate and per-participant basis) and under each outstanding award. Appropriate adjustments will also be made to the exercise price of outstanding options and stock appreciation rights.

Administration
      The Compensation Committee will administer the New Stock Plan with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 and awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee or a separate committee of one or more directors of the Company appointed by the Board of Directors will administer the New Stock Plan with respect to all other persons and awards. The New Stock Plan administrator has complete discretion, subject to the provisions of the New Stock Plan, to authorize the grant of stock options, restricted stock, stock units and stock appreciation rights awards under the New Stock Plan. Note, however, that only the full Board of Directors, and not the Compensation Committee or administrator, will administer the New Stock Plan with respect to all awards granted to non-employee directors.
Eligibility and Types of Awards Under the New Stock Plan
      The New Stock Plan permits the granting of stock options, stock appreciation rights, stock units and restricted stock by the New Stock Plan administrator. Stock appreciation rights may be awarded in combination with stock options or restricted stock, and such awards shall provide that the stock appreciation rights will not be exercisable unless the related stock options or restricted stock are forfeited. Restricted stock may be awarded in combination with nonstatutory stock options, and such awards may provide that the restricted stock will be forfeited in the event that the related nonstatutory stock options are exercised.
      Employees (including executive officers) and consultants of the Company, and any parent, subsidiary or affiliate of the Company, and non-employee directors of the Company will be eligible to participate in the New Stock Plan. As of April 17, 2006, approximately 758 employees (including employee directors and executive officers), 14 consultants and five non-employee directors would have been eligible to participate in the New Stock Plan, if the plan had been in effect as of that date.
Options
      The New Stock Plan administrator may grant nonstatutory stock options or incentive stock options (which are entitled to favorable tax treatment) under the New Stock Plan. However, the New Stock Plan administrator does not have the authority to grant stock options that automatically provide for the grant of new stock options upon their exercise. The number of shares covered by each stock option granted to a participant will be determined by the New Stock Plan administrator.
      Initial stock option grants will generally vest and become exercisable either (a) with respect to 12.5% of the Shares covered by the option on the 6-month anniversary of the date of grant and 1/48th of the Shares covered by the option monthly thereafter, provided that such participant’s service has not terminated prior to any vesting date, or (b) upon the satisfaction of performance goals established by the New Stock Plan administrator. The stock option exercise price is established by the New Stock Plan administrator and must be at least 100% of the fair market value of a share on the date of grant (110% for incentive stock options granted to stockholders who own more than 10% of the total outstanding shares of the Company, its parent or any of its subsidiaries). Repricing of stock options is prohibited unless stockholder approval is obtained. Consistent with applicable laws, regulations and rules, payment of the exercise price of stock options may be made in cash (including by check, wire transfer or similar means), by cashless exercise, by surrendering or attesting to previously acquired shares, or by any other legal consideration. Unless otherwise provided by the New Stock Plan administrator, unvested stock options will generally expire upon termination of the participant’s service and vested stock options will generally expire 3 months following a termination for any reason other than death disability, or cause; 12 months following a termination for death or disability; and immediately following a termination for cause. The term of a stock option shall not exceed 5 years from the date of grant.
Restricted Stock
      The New Stock Plan administrator may award restricted stock under the New Stock Plan. Participants may be required to pay cash or other legal consideration to the Company at the time of grant of restricted stock, but the New Stock Plan does not establish a minimum purchase price for shares awarded as restricted stock. The number of shares of Company common stock associated with each restricted stock grant will be determined by the New Stock Plan administrator. Restricted stock is shares that are subject to forfeiture. The New Stock Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. When the restricted stock award conditions are satisfied, then the participant is vested in the shares and has complete ownership of the shares. Restricted stock will generally vest on the same basis as stock options.
Stock Units
      The New Stock Plan administrator may award stock units under the New Stock Plan. Participants are not required to pay any consideration to the Company at the time of grant of a stock unit. A stock unit is a bookkeeping entry that represents the equivalent of one share of Company common stock. The number of units covered by each stock unit award will be determined by the New Stock Plan administrator. The New Stock Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. When the participant satisfies the conditions of the stock unit award, the Company will pay the participant cash or shares or any combination of both to settle the vested stock units. Conversion of the stock units into cash may be based on the average of the fair market value of a share over a series of trading days or on other methods. Stock units will generally vest on the same basis as stock options.
Stock Appreciation Rights
      The New Stock Plan administrator may grant stock appreciation rights under the New Stock Plan. However, the New Stock Plan Administrator does not have the authority to grant stock appreciation rights that automatically provide for the grant of new stock appreciation rights upon their exercise. The number of shares of Company common stock covered by each stock appreciation right will be determined by the New Stock Plan administrator. The exercise price of a stock appreciation right is established by the New Stock Plan Administrator and may not be less than 100% of the fair market value of a share on the date of grant. Repricing of stock appreciation rights is prohibited unless stockholder approval is obtained. The New Stock Plan Administrator may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. Stock appreciation rights will generally vest on the same basis as stock options. Upon exercise of a stock appreciation right, the participant will receive payment from the Company in an amount determined by multiplying (a) the difference between (i) the fair market value of a share on the date of exercise and (ii) the exercise price times (b) the number of shares with respect to which the stock appreciation right is exercised. Stock appreciation rights may be paid in cash or shares or any combination of both, as determined by the New Stock Plan administrator, in its sole discretion. Unless otherwise provided by the New Stock Plan administrator, unvested stock appreciation rights will generally expire upon termination of the participant’s service and vested stock appreciation rights will generally expire 3 months following a termination for any reason other than death disability, or cause; 12 months following a termination for death or disability; and immediately following a termination for cause. The term of a stock appreciation rights shall not exceed 5 years from the date of grant.
Performance Goals
      Awards under the New Stock Plan may be made subject to performance conditions as well as time-vesting conditions. Such performance conditions may be established and administered in accordance with the requirements of Code Section 162(m) for awards intended to qualify as “performance-based compensation” thereunder. Performance conditions under the New Stock Plan shall utilize one or more objective measurable performance goals as determined by the New Stock Plan administrator based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added; (xiv) price/earnings ratio; (xv) debt or debt-to-equity; (xvi) accounts receivable; (xvii) write-offs; (xviii) cash; (xix) assets; (xx) liquidity; (xxi) operations;

(xxii) intellectual property (e.g., patents); (xxiii) product development; (xxiv) regulatory activity; (xxv) manufacturing, production or inventory; (xxvi) mergers and acquisitions or divestitures; and/or (xxvii) financings, each with respect to the Company and/or one or more of its parent, subsidiaries, affiliates or operating units. Awards to participants who are not subject to the limitations of Code Section 162(m) may be determined without regard to performance goals and may involve the New Stock Plan administrator’s discretion.
Transferability of Awards
      Stock options, stock appreciation rights, unvested restricted stock and restricted stock units will not be transferable other than by will or by the laws of descent and distribution, except as otherwise provided in the applicable award agreement and then only to the extent such transfer is otherwise permitted by applicable law and is not a transfer for value (unless such transfer for value is approved in advance by the Company’s stockholders). This prohibition on transfer will not prevent a participant from designating a beneficiary to exercise the rights of any award and to receive any property distributable with respect to any award upon the death of the participant.
Acceleration of Awards upon a Merger or Sale of Assets
      In the event of a change in control of the Company, all outstanding awards will be subject to the applicable agreement of merger or reorganization which may provide for the assumption, substitution or continuation of outstanding awards, accelerated vesting, or cancellation without consideration, in all cases without participant consent. Awards that are not assumed, substituted or continued, will terminate upon the consummation of the change in control.
Amendment and Termination
      The Board may amend the New Stock Plan at any time and for any reason, provided that any such amendment will be subject to stockholder approval to the extent the amendment is required by applicable laws, regulations or rules. The Board may terminate the New Stock Plan at any time and for any reason. The term of the New Stock Plan is approximately 3 and 1/2 years from the date of stockholder approval. The New Stock Plan will terminate on December 31, 2009 unless re-adopted or extended by the stockholders prior to or on such date. The termination or amendment of the New Stock Plan may not adversely affect any award previously made under the New Stock Plan.
Federal Income Tax Consequences
      The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the New Stock Plan based on federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the New Stock Plan.
      A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
      The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (2-years from the date of grant and 1-year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.
      For awards of restricted stock, unless the participant elects to be taxed at the time of receipt of the restricted stock, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).
      A participant is not deemed to receive any taxable income at the time an award of stock units is granted. When vested stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).
      At the discretion of the New Stock Plan administrator, the New Stock Plan allows a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering to the Company already-owned shares.
      If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to each of the Company’s other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the Company’s stockholders. The New Stock Plan is structured with the intention that compensation resulting from awards under the New Stock Plan may qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among other things, approval of the New Stock Plan by the Company’s stockholders. Accordingly, the Company is seeking such approval.
Required Vote
      The affirmative vote of the holders of a majority of the outstanding shares of Company common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the proposal.
Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
PROPOSAL 3 TO APPROVE THE 2006 STOCK INCENTIVE PLAN.

EXECUTIVE OFFICERS AND DIRECTORS
      The names and ages of our executive officers and directors as of April 17, 2006 are as follows:

Name	Age	Position

Bobby R. Johnson, Jr.	49	President, Chief Executive Officer, and Chairman of the Board of Directors
Laurence L. Akin	58	Senior Vice President of Worldwide Sales
Richard W. Bridges	57	Vice President, Operations
Ken K. Cheng	50	Vice President and General Manager, High Value Layer 2/3 Systems Business Unit
Timothy D. Heffner	56	Vice President, Finance and Administration, and Chief Financial Officer
Robert W. Schiff	49	Vice President and General Manager, Edge and Mid-Range Systems Business Unit
Benjamin D. Taft	31	Vice President, Marketing Communications
John P. Burger	48	Vice President, Hardware Engineering
Paul L. Twombly	54	Vice President, Customer Support
Andrew K. Ludwick	60	Director
Alfred J. Amoroso	56	Director
C. Nicholas Keating, Jr.	64	Director
J. Steven Young	44	Director
Alan L. Earhart	62	Director
      Bobby R. Johnson, Jr. co-founded Foundry and has served as President, Chief Executive Officer and Chairman of the Board of Directors of Foundry since its inception in May 1996. From August 1993 to October 1995, Mr. Johnson co-founded and served as President, Chief Executive Officer and Chairman of the Board of Directors of Centillion Networks, Inc., a provider of local area network switches. From September 1991 to February 1993, Mr. Johnson was Vice President and General Manager of Internetworking Hardware for Network Equipment Technologies, Inc., a wide area networking company. Mr. Johnson holds a B.S. with honors from North Carolina State University.
      Laurence L. Akin has served as Senior Vice President of Worldwide Sales since October 2002. From April 2001 to September 2002, Mr. Akin was Vice President of Sales for the Americas of Foundry. From November 2000 to March 2001, Mr. Akin served as Vice President of Sales Operations of Foundry. From April 1989 to May 1999, Mr. Akin was Vice President of North American enterprise sales at 3Com Corporation, a computer networking company. From June 1982 to March 1989, Mr. Akin held various sales management positions at ROLM/ IBM, a telecommunications company. Mr. Akin holds a B.S. degree from the University of Colorado.
      Richard W. Bridges has served as Foundry’s Vice President of Operations since August 2001. From May 1999 to July 2001, Mr. Bridges was Vice President of Operations for Ramp Networks, a provider of Internet security appliances subsequently acquired by Nokia. From October 1994 to March 1999, Mr. Bridges was Director and subsequently Vice President of Materials Management for Plantronics Inc., a manufacturer of lightweight communications headsets. Mr. Bridges holds a B.S. degree from Stanford University.
      Ken K. Cheng has served as Foundry’s Vice President and General Manager, High Value Layer 2/3 Systems Business Unit since January 2003 and served as Vice President of Marketing from December 1999 to December 2002. From July 1998 to November 1999, he served as Vice President of Product and Program Management of Foundry. From December 1993 to July 1998, Mr. Cheng was Senior Vice President and Chief Operating Officer of Digital Generation Systems, a network services company. From December 1988 to December 1993, Mr. Cheng was Director of LAN/WAN Internetworking Hardware for Network Equipment Technologies. Mr. Cheng holds a B.S. from Queen’s University and an M.B.A. from Santa Clara University.

      Timothy D. Heffner has served as Vice President, Finance and Administration and Chief Financial Officer of Foundry since November 1996. From September 1994 to November 1996, Mr. Heffner was Director of Finance for Centillion Networks and for the Centillion Business Unit of Bay Networks. From January 1994 to September 1994, Mr. Heffner was Chief Financial Officer of Digital Generation Systems, a network services company. Mr. Heffner holds a B.S. from San Jose State University.
      Robert W. Schiff has served as Foundry’s Vice President and General Manager, Edge and Mid-Range Systems Business Unit since December 2005, as Vice President of Product Marketing from January 2005 to November 2005, and as Vice President and General Manager of Layer 4-7 from June 2004 to December 2004. From July 2003 to May 2004, Mr. Schiff was Director of Product Marketing for Foundry. From August 1999 to May 2003, Mr. Schiff was Senior Director of Marketing for Lantern Communications, a manufacturer of broadband packet switches subsequently acquired by C-COR. From September 1994 to July 1999, Mr. Schiff held various product line management positions at FORE Systems, a manufacturer of ATM switches acquired by Marconi Corporation plc. Mr. Schiff holds a B.S. in electrical engineering from Cornell University and an M.S. in electrical engineering from Stanford University.
      Benjamin D. Taft joined Foundry in September 1999 and has served as Foundry’s Vice President of Marketing Communications since July 2004. Prior to Foundry, he held strategic finance and marketing positions at Cisco Systems and Leasing Solutions International. He is responsible for directing Foundry’s global marketing initiatives and carrying out Foundry’s brand building objectives. Mr. Taft holds a degree in Finance and International Business from the University of Washington in Seattle.
      John P. Burger joined Foundry in May 2000 and has served as Foundry’s Vice President of Hardware Engineering since July 2004. Before his current role, he was Director of System Development for five years responsible for Foundry’s system hardware. Prior to Foundry, Mr. Burger held a variety of senior management positions at Silicon Graphics, Inc. and Convergent Technologies, Inc. Mr. Burger holds a B.S. in Electrical Engineering from Arizona State University.
      Paul L. Twombly has served as Foundry’s Vice President of Customer Support since April 2001. From October 1999 to March 2001, Mr. Twombly was Senior Vice President of Global Client Services at Nice Systems Ltd., a major worldwide provider of CRM systems. From January 1998 to August 1999, Mr. Twombly was Vice President of Customer Service at Warpspeed Communications, a telecommunications company. From April 1990 to January 1998, Mr. Twombly was Vice President of Customer Service at Voysys Corporation, an OEM provider of telecommunications products.
      Andrew K. Ludwick has served as a member of the Board of Directors of Foundry since May 1999. From September 1995 to October 1997, Mr. Ludwick was Chief Executive Officer of Bay Networks, a networking company. From July 1985 to September 1995, he was founder, President and Chief Executive Officer of SynOptics, an internetworking company. Mr. Ludwick holds a B.A. from Harvard College and an M.B.A. from Harvard Business School.
      Biographies for Messrs. Amoroso, Keating, Young and Earhart may be found under the caption “Nominees for Board of Directors” above.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table presents information concerning the beneficial ownership of shares of our common stock as of March 31, 2006 by:

•	each person who is known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.
      The number and percentage of shares beneficially owned are based on 144,256,143 shares of common stock outstanding as of March 31, 2006. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2006 are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. The persons listed in this table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, except as indicated in the footnotes to this table, and subject to applicable community property laws.

	Amount and
	Nature of	Percent of
	Beneficial	Common
Name and Address	Ownership	Stock

Bobby R. Johnson, Jr.(1)	11,807,245	8.14%
Laurence L. Akin(2)	719,976	*
Timothy D. Heffner(3)	1,339,362	*
Ken K. Cheng(4)	1,159,687	*
Paul L. Twombly(5)	469,856	*
Andrew K. Ludwick(6)	402,750	*
Alfred J. Amoroso(7)	392,250	*
C. Nicholas Keating(8)	413,750	*
J. Steven Young(9)	588,750	*
Alan L. Earhart(10)	183,437	*
All directors and executive officers as a group(11) (14 persons)	18,442,328	12.28%

*	Less than 1% of the outstanding shares of common stock. Except as otherwise noted, the address of each person listed in this table is c/o Foundry Networks, Inc., 4980 Great America Parkway, Santa Clara, California, 95054.

(1)	Includes 758,333 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

(2)	Includes 699,583 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

(3)	Includes 658,783 shares issuable upon the exercise of options held by Mr. Heffner which are exercisable within sixty days of March 31, 2006. Also includes 16,425 shares held by The Nicole M. Heffner Trust, 16,425 shares held by The Krysta M. Heffner Trust and 16,425 shares held by The Tyler B. Heffner Trust. Mr. Heffner disclaims beneficial ownership of the shares held by The Nicole M. Heffner Trust, The Krysta M. Heffner Trust and The Tyler B. Heffner Trust.

(4)	Includes 760,750 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

(5)	Includes 430,250 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

(6)	Includes 216,250 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006. Also includes 186,500 shares held by Ludwick Family 1989 Trust.

(7)	Includes 391,250 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006. Also includes 1,000 shares held by the Amoroso Family Trust dated 4/2/00, for which Mr. Amoroso serves as co-trustee with his wife.

(8)	Includes 413,750 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

(9)	Includes 588,750 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

(10)	Includes 183,437 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

(11)	Includes 5,886,436 shares issuable upon the exercise of options which are exercisable within sixty days of March 31, 2006.

COMPENSATION OF EXECUTIVE OFFICERS
      The following table shows the compensation earned by (a) the person who served as our Chief Executive Officer during the fiscal year that ended December 31, 2005, (b) the four other most highly compensated individuals who served as an executive officer during the fiscal year ended December 31, 2005 (the “Named Executive Officers”); and (c) the compensation received by each of these people for the two preceding fiscal years.
Summary Compensation Table

					Securities
Name & Principal	Fiscal			Other Annual	Underlying	All Other
Position	Year	Salary ($)	Bonus ($)(1)	Compensation ($)(2)	Options (#)	Compensation ($)(3)

Bobby R. Johnson, Jr.	2005	$600,000	$187,500	$201,923	—	$1,929
President, Chief	2004	$604,615	—	—	400,000	$750
Executive Officer,	2003	$401,538	$556,682	$11,538	—	$592
Chairman of the Board
of Directors
Laurence L. Akin	2005	$300,000	—	$286,737	125,000	$2,259
Senior Vice President of	2004	$256,462	—	$268,093	100,000	$750
Worldwide Sales	2003	$198,139	—	$396,082	240,000	$592
Timothy D. Heffner	2005	$400,000	$97,500	$20,000	125,000	$2,211
Vice President, Finance	2004	$344,615	$60,000	$20,000	100,000	$750
and Administration,	2003	$225,865	$125,253	—	240,000	$592
and Chief Financial Officer
Ken K. Cheng	2005	$400,000	$97,500	—	125,000	$1,956
Vice President and	2004	$344,615	$60,000	—	240,000	$438
General Manager,	2003	$225,289	$125,253	$11,250	240,000	$592
High Value Layer 2/3
Systems Business Unit
Paul L. Twombly	2005	$360,000	$87,750	—	100,000	$2,124
Vice President,	2004	$307,231	$55,250	—	180,000	$750
Customer Support	2003	$225,865	$125,253	—	180,000	$592

(1)	Includes bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

(2)	Amounts reported for fiscal year 2005 consist of:

(a)	Paid-time-off (PTO) hours sold back to the Company by Mr. Bobby R. Johnson, Jr.

(b)	Car allowance for Mr. Laurence Akin totaling $12,000.

(c)	Commissions totaling $259,737 earned for 2005 for Mr. Laurence Akin. This amount includes 2005 commission of $75,892 paid on February 22, 2006.

(d)	Bonus vacation (sabbatical bonus) for Mr. Laurence Akin in the amount of $15,000.

(e)	Bonus vacation (sabbatical bonus) for Mr. Timothy D. Heffner in the amount of $20,000.

Amounts reported for fiscal year 2005 consist of payments of year-end cash incentive awards made due to the attainment of objective individual and corporate performance goals under the Company’s 2005 Executive Performance Incentive Plan.

(3)	Consists of life insurance and disability insurance premiums paid by the Company.

OPTION GRANTS IN LAST FISCAL YEAR
      The following table sets forth certain information for the year ended December 31, 2005 with respect to grants of stock options to each of the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during 2005. All options granted by us during 2005 were granted under our 1996 Plan. We granted to employees options to purchase common stock equal to a total of 6,226,700 shares during 2005. Options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.
      The options granted to the Named Executive Officers have a term of 5 years, but are subject to earlier termination in connection with termination of employment. These options to purchase 475,000 shares of common stock granted to Messrs. Akin, Heffner, Cheng and Twombly vest ratably each month over the 24-month vesting period.
      The potential realizable value assumes that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire 5-year term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC, and do not represent our prediction of stock performance. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee’s continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or for sale of underlying shares of common stock.

					Potential Realizable Value
					at Assumed Annual Rates of
					Stock Price Appreciation for
	Individual Grants				Option Term

	Number of	Percent of Total
	Securities	Options
	Underlying	Granted to
	Options	Employees in	Exercise Price	Expiration
Name	Granted (#)	Fiscal Year (%)	($/Sh)	Date	5% ($)	10% ($)

Bobby R. Johnson, Jr.	—	N/A	N/A	N/A	N/A	N/A
Laurence L. Akin	125,000	2.0%	$10.31	2/11/2010	$356,058	$786,795
Timothy D. Heffner	125,000	2.0%	$10.31	2/11/2010	$356,058	$786,795
Ken K. Cheng	125,000	2.0%	$10.31	2/11/2010	$356,058	$786,795
Paul L. Twombly	100,000	1.6%	$10.31	2/11/2010	$284,846	$629,436

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
      The following table provides certain information with respect to stock options exercised by the Named Executive Officers during the last fiscal year ended December 31, 2005. The table also provides the number of shares covered by stock options as of the end of the fiscal year, and the value of “in-the-money” stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year. No stock appreciation rights (SARs) were outstanding during fiscal year 2005.

						Value of Unexercised
				Number of Unexercised		In-the-Money Options at
				Options at		Fiscal Year End ($)(1)
				Fiscal Year End (#)
	Shares Acquired	Value
Name	on Exercise (#)	Realized ($)		Exercisable	Unexercisable	Exercisable	Unexercisable

Bobby R. Johnson, Jr.	—	N/A		600,000	100,000	$1,761,000	$0
Laurence L. Akin	60,000	$440,400	(2)	592,499	187,501	$1,963,094	$824,819
Timothy D. Heffner	25,000	$171,390	(3)	591,283	167,917	$2,190,730	$652,110
Ken K. Cheng	—	N/A		656,478	329,147	$2,924,059	$813,810
Paul L. Twombly	21,875	$195,781	(4)	377,957	243,293	$1,695,452	$557,635

(1)	Based on the $13.81 per share closing price of our common stock on the Nasdaq Stock Market on December 30, 2005, less the exercise price of the options.

(2)	Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the dates of exercise ($10.40 on February 25, 2005 and $14.16 on November 29, 2005) minus the exercise prices of the options (30,000 shares at $4.94 per share for the option exercised on February 25, 2005 and 30,000 shares at $4.94 per share for the option exercised on November 29, 2005) and does not necessarily indicate that the optionee sold such stock.

(3)	Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the dates of exercise ($10.55 on February 16, 2005 and $13.89 on November 30, 2005) minus the exercise prices of the options (800 shares at $6.14 per share for the option exercised on February 16, 2005, 9,200 shares at $4.94 per share for the option exercised on February 16, 2005 and 15,000 shares at $6.14 per share for the option exercised on November 30, 2005) and does not necessarily indicate that the optionee sold such stock.

(4)	Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the date of exercise ($13.89 on November 30, 2005) minus the exercise price of the option (21,875 shares at $4.94 per share) and does not necessarily indicate that the optionee sold such stock.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      During the year ended December 31, 2005, the Compensation Committee of the Board consisted of Messrs. Keating, Ludwick and Young, all of the above-mentioned directors being non-employee directors of the Company. The Compensation Committee reviews, recommends and approves changes to the Company’s compensation policies and benefits programs, establishes and monitors specific compensation levels for executive officers, administers the Company’s stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented. Bobby R. Johnson, Jr., who is a director as well as the Company’s President and Chief Executive Officer, has not participated in deliberations or decisions involving his own compensation.
General Compensation Policy
      Under the supervision of the Board, the Company’s compensation policy is designed to attract and retain qualified executives critical to the Company’s growth and long-term success. The Company’s compensation philosophy for executive officers serves two principal purposes: (i) to provide a total compensation package for executive officers that is competitive with the current market for executive talent and enables the Company to attract and retain key executive and employee talent needed to achieve the Company’s business objectives and (ii) to link overall executive compensation to improvements in the Company performance.
Elements of Executive Officer Compensation
      The Company’s executive compensation consists primarily of salary, incentive cash bonuses, health insurance and similar benefits, and the award of stock options. In addition, a significant portion of the overall cash compensation packages for the executive officer leading the Company’s sales efforts is comprised of commissions based on total sales derived under his supervision. In general, the Compensation Committee believes that in the highly competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and encourages the greatest alignment of management and stockholder long-term interests.
Base Salary
      Base salaries are evaluated annually for all executive officers, including the Chief Executive Officer. The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. The Company’s performance does not play a significant role in the determination of base salary.
Cash-Based Incentive Compensation
      Executive officers, other than officers who are on a commission plan, may receive discretionary cash bonuses as set forth in the 2005 and 2006 Executive Performance Incentive Plans adopted by the Compensation Committee on November 3, 2005 (the “2005 Incentive Plan” and “2006 Incentive Plan,” respectively, and together the “Incentive Plans”). The Incentive Plans are similar to those of prior years and provide for the payment of cash bonuses based upon the Company’s revenue, gross margin, operating income and certain management objectives. The amount of the total target bonus for each eligible executive officer (“Executive”) varies based upon the Executive’s position and base salary. Under each of the Incentive Plans, the bonuses are structured as follows: (i) twenty five percent (25%) of the Executive’s total target bonuses are based upon the Company’s revenues, (ii) twenty five percent (25%) of the Executive’s total target bonuses are based upon the Company’s gross margins, (iii) twenty five percent (25%) of the Executive’s total target bonuses are based upon the Company’s operating income, and (iv) twenty five percent (25%) of the Executive’s total target bonuses are based upon the achievement of individual management objectives aligned with the Company’s strategic goals. The 2005 Incentive Plan will be calculated on results in the second half of fiscal year 2005. The 2006 Incentive Plan will be calculated on the results of the full fiscal year 2006. The first half of fiscal year 2005 was subject to a similar incentive plan which was previously adopted by the Compensation Committee in January 2002. No Executive qualified for incentive compensation based on the first half of fiscal year 2005. The Company’s total revenues must exceed 95% of its internally budgeted amounts for the periods covered by the Incentive Plans (subject to exclusions of non-recurring charges) for any bonuses to be paid under clauses (i), (ii) or (iii) above. The actual bonuses awarded in each category may exceed the total target bonuses by up to 50% for exceeding the performance measures for that category, with the actual amounts awarded in excess of the total target bonuses depending on the degree to which the performance measure is exceeded.
      In determining the bonus paid to each Executive other than the Chief Executive Officer, the Compensation Committee reviews with the Chief Executive Officer the performance of each of the officers in their respective areas of accountability. In determining the bonus paid to the Chief Executive Officer, the Compensation Committee reviews the performance of the Chief Executive Officer with the Board of Directors against performance objectives set by the Board of Directors. In addition, our Senior Vice President of Worldwide Sales receives commissions based on total sales derived under his supervision. These commissions typically represent a material part of his overall cash compensation package, and the Compensation Committee believes that they are appropriate and comparable to those received by similarly situated officers of high technology companies of comparable size and market capitalization.
Long-Term Incentive Compensation
      As noted above, the Company has relied substantially on long-term equity-based compensation as the principal means of compensating and incentivizing its executive officers. It is the Company’s practice to set option exercise prices for officers at not less than 100% of the fair market value of the Company’s common stock on the date of grant. Thus, the value of the stockholders’ investment in the Company must appreciate before an optionee receives any financial benefit from the option. The Company’s current general practice is to grant options for a term of five years.
      In determining the number of shares subject to stock option grants to executive officers, as well as the vesting schedules of such options, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of shares owned by the officer which are not subject to vesting, the number of shares or options held by the officer which continue to be subject to vesting and the vesting schedules and exercise prices of such shares or options. In addition, the Compensation Committee examines the level of equity incentives held by each officer relative to the other officers’ equity positions and their tenure, responsibilities, experience, and value to the Company. During the Company’s 2005 fiscal year, the Company granted all executive officers as a group options to purchase an aggregate of 855,000 shares of the Company’s common stock, none of which were granted to Mr. Johnson.
Deductibility of Executive Compensation
      The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). The Compensation Committee believes that options granted under the Company’s 1996 Stock Plan to such officers will meet the requirements for qualifying as performance-based compensation. In addition, the Compensation Committee expects that compensation paid by the Company to each of its executive officers will be below $1 million during the taxable year and, therefore, the Compensation

Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Submitted by the Compensation Committee:

C. Nicholas Keating, Jr
Andrew K. Ludwick
J. Steven Young
Compensation Committee Interlocks and Insider Participation
      The Compensation Committee of the Board of Directors currently consists of Messrs. Keating, Ludwick and Young. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.
REPORT OF THE AUDIT COMMITTEE
      Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and approving the compensation of the independent registered public accounting firm. The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular services or category of services and is subject to a budget. Our independent registered public accounting firm and our senior management are required to periodically report to the Audit Committee regarding the extent of the services provided by our independent registered public accounting firm in accordance with a pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.
      Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
      In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2005 with the Company’s management and the independent registered public accounting firm;

•	discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission; and

•	instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Submitted by the Audit Committee

Alan L. Earhart (Chairman)
Alfred J. Amoroso
C. Nicholas Keating, Jr.
Andrew K. Ludwick
Principal Auditor Fees and Services
      The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.
      The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal years 2005 and 2004.

	2005	2004

	(In thousands)
Audit Fees(1)	$1,139	$1,347
Audit-Related Fees	—	—
Tax Fees(2)	175	173
All other Fees(3)	30	—

Total	$1,344	$1,520

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	For fiscal years 2005 and 2004, respectively, tax fees principally included tax compliance fees of $135,000 and $163,000, and tax advice and tax planning fees of $40,000 and $10,000.

(3)	All other fees consisted primarily of special consultations.
      The Audit Committee has the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees.

PERFORMANCE GRAPH
      The following graph compares the cumulative total stockholder return data for the Company’s stock for the period beginning December 31, 2000 and ending on December 31, 2005 to the cumulative return over such period of (i) The Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Computer Manufacturer Composite Index. The graph assumes that $100 was invested on December 31, 2000 in the common stock of the Company and in each of the comparative indices, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG FOUNDRY NETWORKS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
AND THE NASDAQ COMPUTER MANUFACTURERS INDEX

*	$100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.
Cumulative Total Return

	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04	12/04	3/05	6/05	9/05	12/05

FOUNDRY NETWORKS, INC.	100.00	50.00	133.20	40.33	54.33	47.93	46.87	36.53	46.93	53.60	95.07	143.33	182.20	114.47	93.80	63.27	87.73	66.00	57.47	84.67	92.07

NASDAQ STOCK MARKET (U.S.)	100.00	73.10	87.07	60.24	79.08	75.62	60.79	48.63	55.95	56.16	67.58	74.74	83.35	82.75	85.14	79.10	90.64	83.09	85.78	90.18	92.73

NASDAQ COMPUTER MANUFACTURERS	100.00	52.26	57.56	34.91	53.61	48.66	39.39	30.35	36.18	36.51	46.51	51.61	59.49	58.92	60.02	52.56	61.53	56.95	58.05	57.91	58.67

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2005, such SEC filing requirements were satisfied, except that Andrew Ludwick filed a late Form 4 on August 11, 2005 for two separate transactions which took place on April 29, 2005 and August 3, 2005.
CODE OF ETHICS
      The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is posted on our website at http://www.foundrynet.com/about/ir/governance.html. If any substantive amendments are made to the Code of Ethics or the Board of Directors grants any waiver, including any implicit waiver, from a provision of the code to any of the directors or officers of the Company, the Company will disclose the nature of such amendment or waiver in a report on Form 8-K.
EQUITY COMPENSATION PLAN INFORMATION
      The following table presents information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2005, including the 1996 Stock Plan, the 1999 Employee Stock Purchase Plan, the 1999 Directors’ Stock Option Plan and the 2000 Non-Executive Stock Option Plan.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued	Weighted-Average	Equity Compensation Plans
	Upon Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options	Outstanding Options	Reflected in Column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders:
1996 Stock Plan	27,442,619	$12.40	1,219,556	(1)
1999 Employee Stock Purchase Plan	—	—	6,214,852	(2)
1999 Directors’ Stock Option Plan	2,210,000	$32.08	1,070,000
Equity compensation plans not approved by stockholders:
2000 Non-Executive Stock Option Plan	2,135,008	$12.14	156,890

(1)	If the New Stock Plan is approved at the Annual Meeting, no further grants will be made under the 1996 Stock Plan after the date of the Annual Meeting. The number of shares reserved for issuance under the 1996 Stock Plan has increased on the first day of each fiscal year through 2006 by the lesser of (i) 5,000,000 shares, (ii) 5% of our outstanding common stock on the last day of the immediately preceding fiscal year or (iii) the number of shares determined by the board of directors.

(2)	The number of shares reserved for issuance under the 1999 Employee Stock Purchase Plan will be increased on the first day of each fiscal year through 2009 by the lesser of (i) 1,500,000 shares, (ii) 2% of our outstanding common stock on the last day of the immediately preceding fiscal year or (iii) the number of shares determined by the board of directors.

2000 Non-Executive Stock Option Plan
      In October 2000, our Board of Directors approved the 2000 Non-Executive Stock Option Plan (the “2000 Plan”) pursuant to which non-qualified stock options may be granted to our employees who are not officers or directors. In October 2000, the Company allocated for issuance under the 2000 Plan approximately 2,000,000 shares that the Company had repurchased from departing employees upon cessation of their employment with the Company, which shares did not become available for reissuance under the 1996 Plan, and in July 2002 the Company allocated an additional 1,776,620 shares the Company had repurchased from departing employees upon cessation of their employment with the Company, which shares did not become available for reissuance under the 1996 Plan. The Company did not obtain stockholder approval of the 2000 Plan or the increase to the 2000 Plan in July 2002. As of December 31, 2005, 3,772,808 shares of common stock were reserved for issuance under the 2000 Plan, of which 2,135,008 shares were subject to outstanding options and 156,890 shares were available for future grant.
      The purpose of the plan is to promote our success by linking the interests of our non-executive employees to those of our stockholders and by providing participants with an incentive for outstanding performance. The plan authorizes the granting of non-qualified stock options only. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a tern of more than ten years. All of the options that are currently outstanding under the plan vest ratably over a four-year period beginning at the grant date and expire ten years from the date of grant. The Board of Directors or the Compensation Committee may amend or terminate the plan without stockholder approval, but no amendment or termination of the plan or any award agreement may adversely affect any award previously granted under the plan without the written consent of the participant. The Company will seek stockholder approval for any amendment to the plan as required by applicable law, NASDAQ listing standards or such rules or regulations to which it is otherwise subject.
OTHER MATTERS
      The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.
      It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Timothy D. Heffner
Vice President, Finance and Administration and
Chief Financial Officer
May 10, 2006
Santa Clara, California

APPENDIX A
FOUNDRY NETWORKS, INC.
Amended and Restated Charter for the Audit Committee
of the Board of Directors
Purpose and Powers
      The purpose of the Audit Committee established by this charter will be to oversee the accounting and financial reporting processes, and the internal and external audits of Foundry Networks, Inc. (the “Company”), to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to appoint, compensate, retain and oversee the Company’s independent accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities), to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties, to grant pre-approvals of audit services and non-audit services, to establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters and the receipt, retention and treatment of such complaints, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.
      The Audit Committee will undertake these specific duties and responsibilities, and such other duties as the Board from time to time may prescribe. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
Charter Review
      The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.
Membership
      The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the “Exchange Act”), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations.
Meetings
      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

A-1

Responsibilities
      The Audit Committee shall be responsible for ensuring its receipt from the outside auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, for actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.
      In addition to the responsibilities described elsewhere in this charter, the Audit Committee shall take such actions as may be necessary or desirable to comply with applicable rules and regulations promulgated under the Sarbanes-Oxley Act or by the SEC or the Nasdaq National Market or by any other applicable governmental agency.
      In addition, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by other applicable laws, rules and regulations.
      Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).
Reports
      The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Stockholders.

A-2

APPENDIX B
FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN

SECTION 1. INTRODUCTION	B-1

SECTION 2. DEFINITIONS	B-1
(a) “Affiliate”	B-1
(b) “Award”	B-1
(c) “Award Agreement”	B-1
(d) “Board”	B-1
(e) “Cashless Exercise”	B-1
(f) “Cause”	B-1
(g) “Change in Control”	B-2
(h) “Code”	B-2
(i) “Committee”	B-2
(j) “Common Stock”	B-2
(k) “Company”	B-2
(l) “Consultant”	B-2
(m) “Covered Employees”	B-2
(n) “Director”	B-2
(o) “Disability”	B-2
(p) “Employee”	B-2
(q) “Exchange Act”	B-2
(r) “Exercise Price”	B-2
(s) “Fair Market Value”	B-2
(t) “Fiscal Year”	B-3
(u) “Incentive Stock Option” or “ISO”	B-3
(v) “Key Service Provider”	B-3
(w) “Non-Employee Director”	B-3
(x) “Nonstatutory Stock Option” or “NSO”	B-3
(y) “Option”	B-3
(z) “Optionee”	B-3
(aa) “Parent”	B-3
(bb) “Participant”	B-3
(cc) “Performance Goals”	B-3
(dd) “Performance Period”	B-3
(ee) “Plan”	B-3
(ff) “Re-Price”	B-3
(gg) “SAR Agreement”	B-3
(hh) “SEC”	B-3
(ii) “Section 16 Persons”	B-4
(jj) “Securities Act”	B-4
(kk) “Service”	B-4
(ll) “Share”	B-4
(mm) “Stock Appreciation Right” or “SAR”	B-4
(nn) “Stock Grant”	B-4
(oo) “Stock Grant Agreement”	B-4

B-i

(pp) “Stock Option Agreement”	B-4
(qq) “Stock Unit”	B-4
(rr) “Stock Unit Agreement”	B-4
(ss) “Subsidiary”	B-4
(tt) “10-Percent Stockholder”	B-4

SECTION 3. ADMINISTRATION	B-4
(a) Committee Composition	B-4
(b) Authority of the Committee	B-5
(c) Indemnification	B-5

SECTION 4. GENERAL	B-5
(a) General Eligibility	B-5
(b) Incentive Stock Options	B-5
(c) Restrictions on Shares	B-5
(d) Beneficiaries	B-6
(e) Performance Conditions	B-6
(f) No Rights as a Stockholder	B-6
(g) Termination of Service	B-6

SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS	B-6
(a) Basic Limitation	B-6
(b) Additional Shares	B-6
(c) Dividend Equivalents	B-6
(d) Share Limits	B-7
(i) Limits on Options	B-7
(ii) Limits on SARs	B-7
(iii) Limits on Stock Grants and Stock Units	B-7

SECTION 6. TERMS AND CONDITIONS OF OPTIONS	B-7
(a) Stock Option Agreement	B-7
(b) Number of Shares	B-7
(c) Exercise Price	B-7
(d) Exercisability and Term	B-7
(e) Payment for Option Shares	B-7
(i) Surrender of Stock	B-7
(ii) Cashless Exercise	B-7
(iii) Other Forms of Payment	B-7
(f) Modifications or Assumption of Options	B-7
(g) Assignment or Transfer of Options	B-8

SECTION 7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS	B-8
(a) SAR Agreement	B-8
(b) Number of Shares	B-8
(c) Exercise Price	B-8
(d) Exercisability and Term	B-8
(e) Exercise of SARs	B-8
(f) Modification or Assumption of SARs	B-8
(g) Assignment or Transfer of SARs	B-9

B-ii

SECTION 8. TERMS AND CONDITIONS FOR STOCK GRANTS	B-9
(a) Time, Amount and Form of Awards	B-9
(b) Stock Grant Agreement	B-9
(c) Payment for Stock Grants	B-9
(d) Vesting Conditions	B-9
(e) Assignment or Transfer of Stock Grants	B-9
(f) Voting and Dividend Rights	B-9
(g) Modification or Assumption of Stock Grants	B-9

SECTION 9. TERMS AND CONDITIONS OF STOCK UNITS	B-10
(a) Stock Unit Agreement	B-10
(b) Number of Shares	B-10
(c) Payment for Awards	B-10
(d) Vesting Conditions	B-10
(e) Form and Time of Settlement of Stock Units	B-10
(f) Voting and Dividend Rights	B-10
(g) Creditors’ Rights	B-10
(h) Modification or Assumption of Stock Units	B-10
(i) Assignment or Transfer of Stock Units	B-10

SECTION 10. PROTECTION AGAINST DILUTION	B-11
(a) Adjustments	B-11
(b) Participant Rights	B-11
(c) Fractional Shares	B-11

SECTION 11. EFFECT OF A CHANGE IN CONTROL	B-11
(a) Change in Control	B-11
(b) Acceleration	B-11
(c) Dissolution	B-11

SECTION 12. LIMITATIONS ON RIGHTS	B-11
(a) Participant Rights	B-11
(b) Stockholders’ Rights	B-12
(c) Regulatory Requirements	B-12

SECTION 13. WITHHOLDING TAXES	B-12
(a) General	B-12
(b) Share Withholding	B-12

SECTION 14. DURATION AND AMENDMENTS	B-12
(a) Term of the Plan	B-12
(b) Right to Amend or Terminate the Plan	B-12

B-iii

FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN
      Section 1.     INTRODUCTION.
      On April 28, 2006, the Board adopted this Foundry Networks, Inc. 2006 Stock Incentive Plan, which shall become effective upon its approval by the Company’s stockholders (the “Effective Date”). If this Plan is approved by the Company’s stockholders, this Plan will supersede the 1996 Stock Plan effective as of the Effective Date such that no further awards shall be made under the 1996 Stock Plan on or after such date. However, this Plan will not, in any way, affect awards under the 1996 Stock Plan that are outstanding as of the Effective Date. If the Company’s stockholders do not approve this Plan, no Awards will be made under this Plan and the 1996 Stock Plan will continue in effect in accordance with its terms.
      The purpose of this Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Service Providers the opportunity to share in such long-term success by acquiring a proprietary interest in the Company.
      The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Awards in the form of Options (which may be Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Stock Grants and Stock Units.
      The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Award Agreement.
      Section 2.     DEFINITIONS.
      (a) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
      (b) “Award” means an Option, SAR, Stock Grant or Stock Unit.
      (c) “Award Agreement” means any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.
      (d) “Board” means the Board of Directors of the Company, as constituted from time to time.
      (e) “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment of the aggregate Exercise Price and/or satisfaction of any applicable tax withholding obligations may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares subject to an Option and to deliver all or part of the sale proceeds to the Company.
      (f) “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award Agreement, (i) Participant’s willful failure to perform his or her duties and responsibilities to the Company or material violation of a written Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Committee and shall be conclusive and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s Service at any time as provided in Section 12(a), and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

      (g) “Change in Control” means the consummation of any of the following transactions:

(i) The sale of all or substantially all of the Company’s assets;

(ii) The merger of the Company with or into another corporation in which securities possessing more than 50% of the total combined voting power of the Company are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

(iii) The acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing more than 50% of the total combined voting power of the Company’s then outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders accept.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.
      (h) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.
      (i) “Committee” means a committee described in Section 3.
      (j) “Common Stock” means the Company’s common stock.
      (k) “Company” means Foundry Networks, Inc., a Delaware corporation.
      (l) “Consultant” means an individual who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee, Director or Non-Employee Director.
      (m) “Covered Employees” means those persons who are subject to the limitations of Code Section 162(m).
      (n) “Director” means a member of the Board who is also an Employee.
      (o) “Disability” means that the Participant is classified as disabled under the long-term disability policy of the Company or, if no such policy applies, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
      (p) “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
      (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      (r) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.
      (s) “Fair Market Value” means the market price of a Share as determined in good faith by the Committee. Such determination shall be conclusive and binding on all persons. The Fair Market Value shall be determined by the following:

(i) If the Shares are admitted to trading on any established national stock exchange or market system, including without limitation the NASDAQ National Market System, on the date in question, then the Fair Market Value shall be equal to the closing sales price for such Shares as quoted on such national exchange or system on such date; or

(ii) if the Shares are admitted to quotation on NASDAQ or are regularly quoted by a recognized securities dealer but selling prices are not reported on the date in question, then the Fair Market Value shall be equal to the mean between the bid and asked prices of the Shares reported for such date.

In each case, the applicable price shall be the price reported in The Wall Street Journal or such other source as the Committee deems reliable; provided, however, that if there is no such reported price for the Shares for the date in question, then the Fair Market Value shall be equal to the price reported on the last preceding date for which such price exists. If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
      (t) “Fiscal Year” means the Company’s fiscal year.
      (u) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.
      (v) “Key Service Provider” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.
      (w) “Non-Employee Director” means a member of the Board who is not an Employee.
      (x) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.
      (y) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.
      (z) “Optionee” means an individual, estate or other entity that holds an Option.
      (aa) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
      (bb) “Participant” means an individual or estate or other entity that holds an Award.
      (cc) “Performance Goals” means one or more objective measurable performance goals established by the Committee with respect to a Performance Period based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added; (xiv) price/earnings ratio; (xv) debt or debt-to-equity; (xvi) accounts receivable; (xvii) writeoffs; (xviii) cash; (xix) assets; (xx) liquidity; (xxi) operations; (xxii) intellectual property (e.g., patents); (xxiii) product development; (xxiv) regulatory activity; (xxv) manufacturing, production or inventory; (xxvi) mergers and acquisitions or divestitures; and/or (xxvii) financings, each with respect to the Company and/or one or more of its Parent, Subsidiaries, Affiliates or operating units. Awards issued to persons who are not Covered Employees may take into account other factors.
      (dd) “Performance Period” means any period not exceeding 36 months as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.
      (ee) “Plan” means this Foundry Networks, Inc. 2006 Stock Incentive Plan as it may be amended from time to time.
      (ff) “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s) in a manner described by Item 402(i)(1) of SEC Regulation S-K (or its successor provision).
      (gg) “SAR Agreement” means the agreement described in Section 7 evidencing a Stock Appreciation Right.
      (hh) “SEC” means the Securities and Exchange Commission.

      (ii) “Section 16 Persons” means those officers, directors or other persons who are subject to 16 of the Exchange Act.
      (jj) “Securities Act” means the Securities Act of 1933, as amended.
      (kk) “Service” means service as an Employee, Director, Non-Employee Director or Consultant. A Participant’s Service does not terminate if he or she is an Employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. Further, unless otherwise determined by the Committee, a Participant’s Service will not terminate merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary, or Affiliate); provided that there is no interruption or other termination of Service.
      (ll) “Share” means one share of Common Stock.
      (mm) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.
      (nn) “Stock Grant” means Shares awarded under the Plan.
      (oo) “Stock Grant Agreement” means the agreement described in Section 8 evidencing a Stock Grant.
      (pp) “Stock Option Agreement” means the agreement described in Section 6 evidencing an Option.
      (qq) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share awarded under the Plan.
      (rr) “Stock Unit Agreement” means the agreement described in Section 9 evidencing a Stock Unit.
      (ss) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
      (tt) “10-Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
      Section 3.     ADMINISTRATION.
      (a) Committee Composition. The Board or a Committee appointed by the Board shall administer the Plan. The Committee shall generally have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m). However, the Board may also appoint one or more separate Committees, each composed of one or more directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Service Providers who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Service Providers and may determine all terms of such Awards. Members of any such Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.
      Notwithstanding the foregoing, the Board shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

      The Board and any Committee appointed to administer the plan is referred to herein as the “Committee”.
      (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have the full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i) selecting Key Service Providers who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

(iii) amending any outstanding Awards;

(iv) accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) interpreting the Plan and any Award Agreement;

(vi) correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Award Agreement;

(vii) adopting such rules or guidelines as it deems appropriate to implement the Plan;

(viii) making all other decisions relating to the operation of the Plan; and

(ix) adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by employees of the Company, its Parent, Subsidiaries and Affiliates who reside outside of the U.S., which plans and/or subplans shall be attached hereto as Appendices.
      The Committee’s determinations under the Plan shall be final and binding on all persons.
      (c) Indemnification. To the maximum extent permitted by applicable law, each member of the Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
      Section 4.     GENERAL.
      (a) General Eligibility. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible to participate in the Plan.
      (b) Incentive Stock Options. Only Key Service Providers who are Employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Service Provider who is a 10-Percent Stockholder shall not be eligible for the grant of an ISO unless the requirements set forth in Code Section 422(c)(5) are satisfied.
      (c) Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

      (d) Beneficiaries. Unless stated otherwise in an Award Agreement and then only to the extent permitted by applicable law, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.
      (e) Performance Conditions. The Committee may, in its discretion, include performance conditions in an Award. If performance conditions are included in Awards to Covered Employees and such Awards are intended to qualify as “performance-based compensation” under Code Section 162(m), then such Awards will be subject to the achievement of Performance Goals with respect to a Performance Period established by the Committee. Such Awards shall be granted and administered pursuant to the requirements of Code Section 162(m). Before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Key Service Providers who are not Covered Employees need not comply with the requirements of Code Section 162(m).
      (f) No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).
      (g) Termination of Service. Unless the applicable Award Agreement or, with respect to a Participant who resides in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the maximum term of the Option and/or SAR as applicable): (i) upon termination of Service for any reason, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration and the vested portions of any outstanding Stock Units shall be settled upon termination; (ii) if Service is terminated for Cause, then all unexercised Options and/or SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (iii) if Service is terminated for any reason other than for Cause, death or Disability, then the vested portion of his or her then-outstanding Options and/or SARs may be exercised by such Participant or his or her personal representative within 3 months after the date of such termination; or (iv) if Service is terminated due to death or Disability, the vested portion of his or her then-outstanding Options and/or SARs may be exercised within 12 months after the date of such termination.
      Section 5.     SHARES SUBJECT TO PLAN AND SHARE LIMITS.
      (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury shares. The aggregate number of Shares reserved for Awards under the Plan is 26,000,000 Shares, subject to adjustment pursuant to Section 10. Shares issued as Stock Grants or pursuant to Stock Units will count against the Shares available for issuance under the Plan as 2.3 Shares for every 1 Share issued in connection with the Award.
      (b) Additional Shares. If Awards are forfeited or are terminated for any reason before vesting or being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. SARs to be settled in Shares shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of Shares issued upon settlement of the SARs. If Awards are settled in cash, the Shares that would have been delivered had there been no cash settlement shall not be counted against the Shares available for issuance under the Plan.
      (c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not reduce the number of Shares available for Awards.

      (d) Share Limits.

(i) Limits on Options. No Key Service Provider shall receive Options during any Fiscal Year covering in excess of 3,000,000 Shares, subject to adjustment pursuant to Section 10. The aggregate maximum number of Shares that may be issued in connection with ISOs shall be 26,000,000 Shares, subject to adjustment pursuant to Section 10.

(ii) Limits on SARs. No Key Service Provider shall receive SARs during any Fiscal Year covering in excess of 3,000,000 Shares, subject to adjustment pursuant to Section 10.

(iii) Limits on Stock Grants and Stock Units. No Key Service Provider shall receive Stock Grants or Stock Units during any Fiscal Year covering, in the aggregate, in excess of 1,500,000 Shares, subject to adjustment pursuant to Section 10.
      Section 6.     TERMS AND CONDITIONS OF OPTIONS.
      (a) Stock Option Agreement. Each Option granted under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.
      (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option, which number is subject to adjustment in accordance with Section 10.
      (c) Exercise Price. Each Stock Option Agreement shall specify the Option’s Exercise Price which shall be established by the Committee and is subject to adjustment in accordance with Section 10. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for an ISO granted to a 10-Percent Stockholder) on the date of grant.
      (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable and may include performance conditions or Performance Goals pursuant to Section 4(e). The Stock Option Agreement shall also specify the maximum term of the Option; provided that the maximum term of an Option shall in no event exceed 5 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or other events. Notwithstanding any other provision of the Plan or the Stock Option Agreement, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement.
      (e) Payment for Option Shares. The Exercise Price of an Option shall be paid in cash at the time of exercise, except as follows and if so provided for in the applicable Stock Option Agreement:

(i) Surrender of Stock. Payment of all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration (e.g., to avoid financial accounting charges to the Company’s earnings).

(ii) Cashless Exercise. Payment of all or a part of the Exercise Price may be made through Cashless Exercise.

(iii) Other Forms of Payment. Payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.
      In the case of an ISO granted under the Plan, except to the extent permitted by applicable law, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 6(e).
      (f) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option and, unless there is approval by the Company stockholders, the Committee may not Re-Price outstanding Options.
      (g) Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent such transfer is otherwise permitted by applicable law and is not a transfer for value (unless such transfer for value is approved in advance by the Company’s stockholders), no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
      Section 7.     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.
      (a) SAR Agreement. Each SAR granted under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s compensation.
      (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains, which number is subject to adjustment in accordance with Section 10.
      (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price, which is subject to adjustment in accordance with Section 10. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of grant.
      (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable and may include performance conditions or Performance Goals pursuant to Section 4(e). The SAR Agreement shall also specify the maximum term of the SAR which shall not exceed 5 years from the date of grant. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability or other events. SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or at any subsequent time, but not later than six months before the expiration of such NSO. Notwithstanding any other provision of the Plan or the SAR Agreement, no SAR can be exercised after the expiration date provided in the applicable SAR Agreement.
      (e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any vested portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such vested portion. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine at the time of grant of the SAR, in its sole discretion. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.
      (f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, no modification of a SAR shall, without the consent of the Participant, impair his or her rights or obligations under such SAR and, unless there is approval by the Company stockholders, the Committee may not Re-Price outstanding SARs.
      (g) Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent such transfer is otherwise permitted by applicable law and is not a transfer for value (unless such transfer for value is approved in advance by the Company’s stockholders), no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only or by the guardian or legal representative of the Participant. No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
      Section 8.     TERMS AND CONDITIONS FOR STOCK GRANTS.
      (a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of a Stock Grant. A Stock Grant may be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.
      (b) Stock Grant Agreement. Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement. The provisions of the Stock Grant Agreements entered into under the Plan need not be identical.
      (c) Payment for Stock Grants. Stock Grants may be issued with or without cash consideration under the Plan.
      (d) Vesting Conditions. Each Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Grant Agreement which may include performance conditions or Performance Goals pursuant to Section 4(e). A Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.
      (e) Assignment or Transfer of Stock Grants. Except as otherwise provided in the applicable Stock Grant Agreement and then only to the extent such transfer is otherwise permitted by applicable law and is not a transfer for value (unless such transfer for value is approved in advance by the Company’s stockholders), no unvested Stock Grant shall be transferable other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Grant Agreement, no unvested Stock Grant or interest therein may be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(e) shall be void.
      (f) Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares and any Shares received as a dividend pursuant to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available for issuance under Section 5.
      (g) Modification or Assumption of Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares. Notwithstanding the preceding sentence or anything to the contrary, no modification of a Stock Grant shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant.

      Section 9.     TERMS AND CONDITIONS OF STOCK UNITS.
      (a) Stock Unit Agreement. Each Stock Unit granted under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.
      (b) Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit pertains, which number is subject to adjustment in accordance with Section 10.
      (c) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
      (d) Vesting Conditions. Each Stock Unit may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement which may include performance conditions or Performance Goals pursuant to Section 4(e). A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.
      (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee at the time of the grant of the Stock Units, in its sole discretion. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.
      (f) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.
      (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
      (h) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. Notwithstanding the preceding sentence or anything to the contrary, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.
      (i) Assignment or Transfer of Stock Units. Except as provided in the applicable Stock Unit Agreement and then only to the extent such transfer is otherwise permitted by applicable law and is not a transfer for value (unless such transfer for value is approved in advance by the Company’s stockholders), Stock Units shall not be transferable other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Unit Agreement, no Stock Unit or interest therein may be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(i) shall be void.

      Section 10.     PROTECTION AGAINST DILUTION.
      (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) the number of Shares and the kind of shares or securities available for future Awards under Section 5;

(ii) the limits on Awards specified in Section 5;

(iii) the number of Shares and the kind of shares or securities covered by each outstanding Award; or

(iv) the Exercise Price under each outstanding SAR or Option.
      (b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 10 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.
      (c) Fractional Shares. Any adjustment of Shares pursuant to this Section 10 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.
      Section 11.     EFFECT OF A CHANGE IN CONTROL.
      (a) Change in Control. In the event that the Company is a party to a Change in Control, outstanding Awards shall be subject to the applicable agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.
      (b) Acceleration. Notwithstanding the foregoing, the Committee may determine, at the time of grant of an Award or thereafter, that such Award shall become vested and exercisable, in full or in part, in the event that the Company is a party to a Change in Control.
      (c) Dissolution. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
      Section 12.     LIMITATIONS ON RIGHTS.
      (a) Participant Rights. A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award. By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

      Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and any applicable written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.
      (b) Stockholders’ Rights. Except as provided in Section 9(f), a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Sections 9(f) and 10.
      (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
      Section 13.     WITHHOLDING TAXES.
      (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
      (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by Cashless Exercise, by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired; provided that Shares withheld or previously owned Shares that are tendered shall not exceed the amount necessary to satisfy the Company’s tax withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes and foreign taxes, if applicable, unless the previously owned Shares have been held for the minimum duration necessary to avoid financial accounting charges under applicable accounting guidance or as otherwise permitted by the Committee in its sole and absolute discretion. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC.
      Section 14.     DURATION AND AMENDMENTS.
      (a) Term of the Plan. The Plan shall become effective upon its approval by the Company’s stockholders. The Plan shall terminate on December 31, 2009 and may be terminated on any earlier date pursuant to this Section 14.
      (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. Any such termination of the Plan, or any amendment thereof, shall not impair any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent such approval is required by applicable laws, regulations or rules.

APPENDIX C
FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT
Optionee:

      You have been granted an option (the “Option”) to purchase Common Stock of Foundry Networks, Inc. (the “Company”), as follows:

Date of Grant:

Exercise Price Per Share:

Total Number of Shares:

Total Exercise Price:

Type of Option:	------------------------------ Incentive Stock Option
------------------------------ Nonstatutory Stock Option

Expiration Date:

Vesting Commencement Date:

Vesting Schedule:	So long as your Service continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: 12.5% of the Total Number of Shares subject to this Option shall vest and become exercisable on the 6-month anniversary of the Vesting Commencement Date and 1/48th of the Total Number of Shares subject to this Option shall vest and become exercisable on each monthly anniversary thereafter.

Termination Period:	You may exercise this Option for 3 months after termination of your Service except as set forth in Section 4 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination your Service for any reason. The Company will not provide further notice of such periods.
      Unless otherwise defined in this Notice of Stock Option Grant, the terms used herein shall have the meanings assigned to them in the Plan.
      By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Foundry Networks, Inc. 2006 Stock Incentive Plan and the Stock Option Agreement, all of which are attached to, and made a part of, this document.

      In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide Service over time, that this Option is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate) prior to your Vesting Commencement Date, and that nothing in this Notice of Stock Option Grant or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

OPTIONEE:	FOUNDRY NETWORKS, INC.

By:

Signature

Title:

Print Name

FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT
      1. Grant of Option. Foundry Networks, Inc., a Deleware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Stock Option Agreement (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the 2006 Stock Incentive Plan (the “Plan”), which is incorporated in this Stock Option Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
      This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, even if designated as an Incentive Stock Option, if the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with applicable law.
      2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and with the applicable provisions of the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s termination of Service, the exercisability of this Option shall be governed by Section 4 below, subject to the limitations contained in paragraph (iii) below.

(iii) In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(ii) As a condition to the exercise of this Option and as further set forth in Section 13 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the Company’s stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.

(iv) Subject to compliance with all applicable laws, rules and regulations, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.

      3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash, (b) check, or (c) Cashless Exercise.
      4. Termination of Relationship. Following the date of termination of Optionee’s Service for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 4. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may this Option be exercised after the Expiration Date set forth in the Notice. In the event of termination of Optionee’s Service other than as a result of Optionee’s Disability, death or for Cause, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice. In the event of any other termination, Optionee may exercise this Option only as described below:

(a) Termination upon Disability of Optionee. In the event of termination of Optionee’s Service as a result of Optionee’s Disability, Optionee may, but only within 12 months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(b) Death of Optionee. In the event of the death of Optionee while in Service or within 30-days following the termination of Optionee’s Service, this Option may be exercised at any time within 12 months following the date of death by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee was vested in the Option Shares as of the Termination Date.

(c) Termination for Cause. In the event Optionee’s Service is terminated for Cause, this Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
      5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
      6. No Employment Rights. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing Service at the will of the Company (or any Parent, Subsidiary, or Affiliate) and not through the act of being hired, being granted this Option or acquiring Shares under this Agreement. Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company (or any Parent, Subsidiary, or Affiliate), nor shall it interfere in any way with his or her right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.

      7. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
      8. Miscellaneous.
      (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
      (b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
      (c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
      (d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Optionee at the address maintained for Optionee in the Company’s records.
      (e) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

EXHIBIT A
NOTICE OF EXERCISE
To:         Foundry Networks, Inc.
Attn:       Administrator of the 2006 Stock Incentive Plan
Subject:   Notice of Intention to Exercise Stock Option
      This Notice of Exercise constitutes official notice that the undersigned intends to exercise Optionee’s option to purchase                      shares of Foundry Networks, Inc. Common Stock, under and pursuant to the Company’s 2006 Stock Incentive Plan (the “Plan”) and the Notice of Stock Option and Stock Option Agreement (the “Agreement”) dated                    , as follows:

Number of Shares:

Exercise Price per Share:

Total Exercise Price:

Method of Payment of Exercise Price:

      The shares should be registered in the name (s) of:

 and

 .1
      By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to purchase the shares pursuant to the Plan and the Agreement is enclosed.2
Dated:

(Signature)	(Signature)[3]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

      1 If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.

[2]	Applicable if someone other than the Optionee (e.g., a death beneficiary) is exercising the stock option.

[3]	Each person in whose name shares are to be registered must sign this Notice of Exercise.

APPENDIX D
FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN
STOCK UNIT AGREEMENT
      This Stock Unit Agreement (the “Agreement”) is made and entered into as of                     , 200 by and between Foundry Networks, Inc., a Delaware corporation (the “Company”), and                     pursuant to the Foundry Networks, Inc. 2006 Stock Incentive Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is attached to, and made a part of, this Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.
      In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:
      1. Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company,                     stock units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share (the “Restricted Stock Units”), on the terms and conditions set forth herein and in the Plan.
      2. Vesting of Restricted Stock Units. So long as your Service continues, the Restricted Stock Units shall vest in accordance with the following schedule: 12.5% of the total number of Restricted Stock Units shall vest on                     , 200     (the 6-month anniversary of the vesting commencement date) and 1/48th of the total number of Restricted Stock Units shall vest on each monthly anniversary thereafter.
      3. Termination of Service. In the event of the termination of your Service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.
      4. Settlement of Restricted Stock Units. Restricted Stock Units shall be automatically settled in Shares upon vesting of such Restricted Stock Units, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until you have satisfied any applicable tax withholding obligations pursuant to Section 5 below and such issuance otherwise complies with all applicable law. Prior to the time the Restricted Stock Units are settled upon vesting, you will have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company.
      5. Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations that arise in connection with the Restricted Stock Units which, at the sole discretion of the Committee, may include (i) having the Company withhold Shares from the settlement of the Restricted Stock Units, or (ii) any other arrangement approved by the Company, in either case, equal in value to the amount necessary to satisfy any such withholding tax obligations. The Company shall not be required to issue Shares pursuant to this Agreement unless and until such obligations are satisfied.
      6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
      7. Non-Transferability of Restricted Stock Units. The Restricted Stock Units shall not be transferable other than by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer. The terms of this Agreement shall be binding upon your executors, administrators, heirs, successors and assigns.

      8. Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
      9. Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
      10. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
      11. Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a stockholder of the Company unless and until the Restricted Stock Units are settled upon vesting.
      12. No Employment Rights. Neither the Plan nor this Stock Unit Award shall be deemed to give you a right to remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws.
      13. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to you at the address maintained for you in the Company’s records.
      14. Entire Agreement; Enforcement of Rights. This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
      15. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
      16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
      17. Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of you under this Agreement may not be assigned without the prior written consent of the Company.
      18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
*     *     *     *
(Signature Page Follows)

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this                     day of                     , 200     .

FOUNDRY NETWORKS, INC.

By:

(Signature)

Name:

Title:

RECIPIENT:

By:

(Signature)

Address:

Telephone Number:

Email Address:

      I,                     , spouse of                     , have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to the Restricted Stock Units as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Restricted Stock Units and the underlying Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Recipient

APPENDIX E
FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN
STOCK GRANT AGREEMENT
      This Stock Grant Agreement (the “Agreement”) is made and entered into as of                     , 200 by and between Foundry Networks, Inc., a Delaware corporation (the “Company”), and                     pursuant to the Foundry Networks, Inc. 2006 Stock Incentive Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is attached to, and made a part of, this Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.
      In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Shares. Pursuant to the Plan, the Company hereby transfers to you, and you hereby accept from the Company, a Stock Grant Award consisting of Shares (the “Restricted Shares”), on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Shares. So long as your Service continues, the Restricted Shares shall vest in accordance with the following schedule: 12.5% of the total number of Restricted Shares shall vest on , 200 (the 6-month anniversary of the vesting commencement date) and 1/48th of the total number of Restricted Shares shall vest and become exercisable on each monthly anniversary thereafter.

3. Termination of Service. In the event of the termination of your Service for any reason, all unvested Restricted Shares shall be immediately forfeited without consideration. For purposes of facilitating the enforcement of the provisions of this Section 3, you agree that the Company may issue stop-transfer instructions on the Restricted Shares to the Company’s transfer agent, may require that Restricted Shares be held by a broker designated by the Company, or may otherwise hold the Restricted Shares in escrow, until the Restricted Shares have vested and you have satisfied all applicable obligations with respect to the Restricted Shares, including any applicable tax withholding obligations set forth in Section 5 below. Any new, substituted or additional securities or other property which is issued or distributed with respect to the unvested Restricted Shares shall be subject to the same terms and conditions as are applicable to the unvested Restricted Shares under this Agreement and the Plan.

4. Election to Recognize Income in the Year of Grant. Under Section 83 of the Code, the Fair Market Value of the Restricted Shares on the date the Restricted Shares vest will be taxable as ordinary income at that time. You understand and acknowledge that you may elect to be taxed at the time the Restricted Shares are acquired in an amount equal to the Fair Market Value of the Restricted Shares at that time, rather than the date the Restricted Shares vest, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after the date of this Agreement. YOU ACKNOWLEDGE AND AGREE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF.

5. Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations that arise in connection with the Restricted Shares which, at the sole discretion of the Committee, may include (i) having the Company withhold Shares from the Restricted Shares held in escrow, or (ii) tendering Shares to the Company, in either case, equal in value to the amount necessary to satisfy any such withholding tax obligation. The Company shall not be required to release the Restricted Shares from the stop-transfer instructions or escrow unless and until such obligations are satisfied.

6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY STOCK GRANT AWARD. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

7. Non-Transferability of Restricted Shares. Restricted Shares which have not vested pursuant to Section 2 above shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by the operation of law. However, this Section 7 shall not preclude you from designating a beneficiary who will receive any vested Restricted Shares in the event of the your death, nor shall it preclude a transfer of vested Restricted Shares by will or by the laws of descent and distribution.

8. Restriction on Transfer. Regardless of whether the transfer or issuance of the Restricted Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Restricted Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

9. Stock Certificate Restrictive Legends. Stock certificates evidencing the Restricted Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

10. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Restricted Shares may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

11. Voting and Other Rights. Subject to the terms of this Agreement, you shall have all the rights and privileges of a stockholder of the Company while the Restricted Shares are held in escrow, including the right to vote and to receive dividends (if any).

12. No Employment Rights. Neither the Plan nor this Stock Grant Award shall be deemed to give you a right to remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws.

13. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to you at the address maintained for you in the Company’s records.

14. Entire Agreement; Enforcement of Rights. This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

15. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

17. Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of you under this Agreement may not be assigned without the prior written consent of the Company.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
*     *     *     *
(Signature Page Follows)

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this                     day of                     , 200     .

FOUNDRY NETWORKS, INC.

By:

(Signature)

Name:

Title:

RECIPIENT:

By:

(Signature)

Address:

Telephone Number:

Email Address:

I, , spouse of , have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to the Restricted Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Restricted Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Recipient

APPENDIX F
FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN
NOTICE OF STOCK APPRECIATION RIGHT
Recipient:

      You have been granted a stock appreciation right (the “SAR”) with respect to Common Stock of Foundry Networks, Inc. (the “Company”), as follows:

Date of Grant:

Exercise Price Per Share:

Total Number of Shares:

Total Exercise Price:

Expiration Date:

Vesting Commencement Date:

Vesting Schedule:	So long as your Service continues, this SAR shall vest and become exercisable in accordance with the following schedule: this SAR shall vest and become exercisable with respect to 12.5% of the Total Number of Shares subject to this SAR on the 6-month anniversary of the Vesting Commencement Date and 1/48th of the Total Number of Shares subject to this SAR on each monthly anniversary thereafter.

Termination Period:	You may exercise this SAR for 3 months after termination of your Service except as set forth in Section 4 of the Stock Appreciation Right Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following a termination of your Service for any reason. The Company will not provide further notice of such period.
      Unless otherwise defined in this Notice of Stock Appreciation Right, the terms used herein shall have the meanings assigned to them in the Plan.
      By your signature and the signature of the Company’s representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Foundry Networks, Inc. 2006 Stock Incentive Plan and the Stock Appreciation Right Agreement, all of which are attached to, and made a part of, this document.
      In addition, you agree and acknowledge that your rights to any Shares underlying this SAR will be earned only as you provide Service over time, that this SAR is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate), prior to your Vesting Commencement

Date, and that nothing in this Notice of Stock Appreciation Right or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

RECIPIENT:	FOUNDRY NETWORKS, INC.
By:

Signature
Title:

Print Name

FOUNDRY NETWORKS, INC.
2006 STOCK INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT
      1. Grant of SAR. Foundry Networks, Inc., a Delaware corporation (the “Company”), hereby grants to the Recipient named in the Notice of Stock Appreciation Right attached to this Stock Appreciation Right Agreement (the “Recipient”), a stock appreciation right (the “SAR”) to with respect to the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Appreciation Right (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the 2006 Stock Incentive Plan (the “Plan”), which is incorporated in this Stock Appreciation Right Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
      2. Exercise of SAR. This SAR shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan as follows:

(a) Right to Exercise.

(i) This SAR may not be exercised with respect to a fraction of a share.

(ii) In the event of Recipient’s termination of Service, the exercisability of this SAR shall be governed by Section 4 below, subject to the limitations contained in paragraph (iii) below.

(iii) In no event may this SAR be exercised after the Expiration Date as set forth in the Notice.

(b) Method of Exercise.

(i) This SAR shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Recipient’s election to exercise this SAR, the number of Shares in respect of which this SAR is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Recipient and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery.

(ii) As a condition to the exercise of this SAR and as further set forth in Section 13 of the Plan, Recipient agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this SAR, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this SAR unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This SAR may not be exercised until such time as the Plan has been approved by the Company’s stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this SAR, the Company may require Recipient to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Recipient on the date on which this SAR is exercised with respect to such Shares.

(iv) Subject to compliance with all applicable laws, rules and regulations, this SAR shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the satisfaction of any applicable withholding obligations.
      3. Distribution Pursuant to Exercise. Upon exercise of this SAR pursuant to Section 2 above, Recipient will receive a payment equal to the difference between the aggregate Fair Market Value of the Shares with respect to which this SAR is exercised and determined as of the exercise date and the aggregate Exercise Price, which payment shall be made in Shares, provided that any amount equal to less than the Fair Market Value of one full Share on the exercise date shall be paid to the Recipient in cash. Such payment shall be made as soon as reasonably practicable following the exercise.
      4. Termination of Relationship. Following the date of termination of Recipient’s Service for any reason (the “Termination Date”), Recipient may exercise this SAR only as set forth in the Notice and this Section 4. To the extent that Recipient is not entitled to exercise this SAR as of the Termination Date, or if Recipient does not exercise this SAR within the Termination Period set forth in the Notice or the termination periods set forth below, this SAR shall terminate in its entirety. In no event, may this SAR be exercised after the Expiration Date of this SAR set forth in the Notice. In the event of termination of Recipient’s Service other than as a result of Recipient’s Disability or death or for Cause, Recipient may, to the extent Recipient is vested in this SAR at the Termination Date, exercise this SAR during the Termination Period set forth in the Notice. In the event of any other termination, Recipient may exercise this SAR only as described below:

(a) Termination upon Disability of Recipient. In the event of termination of Recipient’s Service as a result of Recipient’s Disability, Recipient may, but only within 12 months from the Termination Date, exercise this SAR to the extent Recipient was vested in this SAR as of such Termination Date.

(b) Death of Recipient. In the event of the death of Recipient while in Service or within 30-days following the termination of Recipient’s Service, this SAR may be exercised at any time within 12 months following the date of death by Recipient’s estate or by a person who acquired the right to exercise this SAR by bequest or inheritance, but only to the extent Recipient was vested in this SAR as of the Termination Date.

(c) Termination for Cause. In the event Recipient’s Service is terminated for Cause, this SAR shall terminate immediately upon such termination for Cause. In the event Recipient’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Recipient’s rights under this SAR, including the right to exercise this SAR, shall be suspended during the investigation period.
      5. Non-Transferability of SAR. This SAR may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This SAR may be exercised during the lifetime of Recipient only by Recipient. The terms of this SAR shall be binding upon the executors, administrators, heirs, successors and assigns of Recipient.
      6. No Employment Rights. Recipient understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing Service at the will of the Company (or any Parent, Subsidiary, or Affiliate) and not through the act of being hired, being granted this SAR or acquiring Shares under this Agreement. Recipient further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Recipient any right with respect to continuation as an Employee or Consultant with the Company (or any Parent, Subsidiary, or Affiliate), nor shall it interfere in any way with his or her right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.
      7. Effect of Agreement. Recipient acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the SAR terms), and hereby accepts this SAR and agrees to be bound by its contractual terms as set forth herein and in the Plan. Recipient hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this SAR. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
      8. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Recipient at the address maintained for Recipient in the Company’s records.

(e) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Recipient under this Agreement may not be assigned without the prior written consent of the Company.

EXHIBIT A
NOTICE OF EXERCISE

To:	Foundry Networks, Inc.
Attn:	Administrator of the 2006 Stock Incentive Plan
Subject:	Notice of Intention to Exercise Stock Appreciation Right
      This Notice of Exercise constitutes official notice that the undersigned intends to exercise Recipient’s stock appreciation right covering                      shares of Foundry Networks, Inc. Common Stock, under and pursuant to the Company’s 2006 Stock Incentive Plan (the “Plan”) and the Notice of Stock Appreciation Right and Stock Appreciation Right Agreement (the “Agreement”) dated                    , with respect to                      shares.
      The shares issued pursuant to this exercise should be registered in the name(s) of:
______________________________and
______________________________.1
      By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to exercise the stock appreciation right pursuant to the Plan and the Agreement is enclosed.2

Dated:

(Signature)	(Signature)[3]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

      1 If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.
      2 Applicable if someone other than the Recipient (e.g., a death beneficiary) is exercising this SAR.
      3 Each person in whose name shares are to be registered must sign this Notice of Exercise.

PROXY
FOUNDRY NETWORKS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF FOUNDRY NETWORKS, INC. FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2005
The undersigned stockholder of Foundry Networks, Inc., a Delaware corporation, (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 10, 2006, and hereby appoints Bobby R. Johnson, Jr. and Timothy D. Heffner or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Foundry Networks, Inc. to be held on Friday, June 16, 2006, at 10:00 a.m., local time, at the Hyatt Regency Santa Clara Hotel, 5101 Great America Parkway, Santa Clara, CA 95054 and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on reverse:
THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF ALL NOMINATED DIRECTORS; (2) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006; (3) TO APPROVE THE 2006 STOCK INCENTIVE PLAN; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

▼ DETACH PROXY CARD HERE ▼

1. ELECTION OF DIRECTORS: To elect five (5) directors to serve until the next Annual Meeting or until their respective successors are elected and qualified.	☐	FOR all nominees listed below (except as indicated).	☐	WITHHOLD AUTHORITY to vote for all nominee(s) listed below.
Nominees: Bobby R. Johnson, Jr., Alfred J. Amoroso, C. Nicholas Keating, J. Steven Young and Alan L. Earhart.
If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above.

2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. To approve the adoption of the 2006 Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

						Date:	, 2006

Date:

Signature(s)

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)